EXHIBIT 99.1

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

PETROL OIL AND GAS, INC.

(adopted May 4, 2007)

I.	AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors (the "Board") of Petrol Oil and Gas, Inc. (the "Company") to assist the Board in fulfilling its responsibility to oversee management regarding:

•	The conduct and integrity of the Company's financial reporting to any governmental or regulatory body, the public or other users thereof;
•

The integrity and adequacy of the Company's systems of accounting and financial reporting processes and systems of internal control over financial reporting and disclosure controls and procedures, regarding finance, accounting and reporting that management and the Board have established, including oversight of the audit of the Company financial statements;

•	The qualifications, engagement, compensation, independence and performance of the Company's independent auditors, their conduct of the annual audit, and their engagement for any other services;
•	The qualifications, independence and performance of the internal auditors, if any, and the performance of the Company's internal audit function;
•	The Company's legal and regulatory compliance; and
•

The preparation of the audit committee report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement or other filings to be made by the Company with the SEC, if necessary.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to anyone in the Company. The independent auditors report directly to the Audit Committee. The Audit Committee has the ability to retain, at the Company's expense and without seeking the approval of the Board or the Company, independent legal, accounting, or other consultants or experts it deems necessary or appropriate in the performance of its duties.

II.	AUDIT COMMITTEE COMPOSITION AND MEETINGS
A.	Independence

The Audit Committee shall be comprised of two or more directors as determined by the Board, except that in no event shall there be fewer directors on the Audit Committee than is required by the stock exchange on which the Company's common stock is listed. Except as set forth below, each member of the Audit Committee must:

•

qualify as an independent director (as defined in the American Stock Exchange listing standards), who is not an officer or employee of the Company or any of its subsidiaries and does not, in the view of the Board, have any material relationship with the Company that would interfere with the exercise of the director's independent judgment.

•	qualify as independent under the requirements of Rule 10A-3 under the Securities Exchange Act of 1934.
•	not be an American Stock Exchange employee or Floor Member as provided under Section 802 of the American Stock Exchange listing standards.

The Board may appoint one member to the Audit Committee who is not independent as defined under Section 121(A) of the American Stock Exchange listing standards, as long as such member satisfies the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934 and the Board has determined under exceptional and limited circumstances, in accordance with the requirements of Section 121B(2)(b) of the American Stock Exchange listing standards, that membership on the Audit Committee by such individual is required by the best interest of the Company and its stockholders. In such case, the Board must disclose in the annual meeting proxy statement subsequent to such determination, the nature of the relationship that makes that individual not independent and the reasons for the Board's determination. A member of the Audit Committee appointed pursuant to this provision may not serve for in excess of two consecutive years and may not be the Audit Committee Chair of the Audit Committee.

B.	Qualifications; Financially Sophisticated

Each member of the Committee shall be appointed by, and shall serve at the pleasure of, the Board. All members of the Audit Committee must also be able to read and understand fundamental financial statements, including the Company's balance sheets, income statements and cash flow statements. No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company's annual report and/or annual proxy statement. At least one member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. A member of the Audit Committee who qualifies as an "Audit Committee Financial Expert" under Item 401(h) of Regulation S-K is presumed to qualify as financially sophisticated.

C.	Audit Committee Chair

The Audit Committee may recommend to the Board, and the Board shall designate, one member of the Audit Committee to serve as Audit Committee Chair. The Audit Committee Chair serves at the pleasure of the Board. The Audit Committee Chair shall preside over meetings and proceedings of the Audit Committee. If the Audit Committee Chair is not present, the members of the Audit Committee may designate an Audit Committee Chair by majority vote of the Audit Committee membership.

D.	Meetings

The Audit Committee shall meet at least quarterly, prior to the filing of each quarterly report on Form 10-Q or annual report on Form 10-K, as applicable, or more frequently as circumstances dictate or the Audit Committee Chair deems appropriate, or as required by law or applicable rules and regulations. The Audit Committee Chair will prepare and/or approve an agenda for each meeting of the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum. The vote of a majority of the members present at any meeting at which a quorum is present shall be the act of the Audit Committee. The Audit Committee may meet in person or telephonically, and may act by unanimous written consent without a meeting. The Audit Committee shall establish its own rules of procedure which shall be consistent with the Bylaws of the Company and this Charter. The Audit Committee Chair or a majority of the members of the Audit Committee may call a special meeting of the Audit Committee.

The Audit Committee should meet privately in executive session at least quarterly with management and the independent auditors, and as a committee to discuss any matters that the Audit Committee, management or the independent auditors believe should be discussed. In addition, the Audit Committee, or at least its Audit Committee Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' review procedures.

The Audit Committee shall request that the Company's independent auditor attend at least four of the Audit Committee's meetings each year. The Audit Committee may request members of management or others to attend meetings and provide such information as the Audit Committee deems appropriate.

E.	Appointment; Removal; Resignation

Members of the Audit Committee shall be appointed by the Board at its annual meeting and shall generally serve until their successors shall be duly appointed and qualified. The members shall serve until their failure to qualify, resignation, or retirement, their removal by the Board or until their successors shall be duly appointed and qualified.

No member of the Audit Committee shall be removed except by a majority vote of the independent directors. A member of the Audit Committee shall be deemed to have resigned from the Audit Committee at such time that the member shall have been removed from the Board pursuant to the Bylaws of the Company or such member has resigned or otherwise terminated his or her membership on the Board. A member of the Audit Committee also shall be deemed to have resigned from the Audit Committee at such time that a majority of the independent members of the Board, as determined in accordance with the listing standards of the American Stock Exchange and the other director qualification standards set forth in the Company's Corporate Governance Guidelines, if any, have determined that such member of the Audit Committee is no longer an independent director of the Board.

F.	Minutes; Reports To Board Of Directors

The Audit Committee shall keep correct and complete minutes of its proceedings and the names and places of residence of its members. Following each of its meetings, the Audit Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Audit Committee at the meeting. The report also will include any significant issues arising with respect to (i) the quality or integrity of the Company's financial statements, (ii) the Company's compliance with legal or regulatory requirements, or (iii) the performance and independence of the Company's independent auditors.

G.	Subcommittees

As permitted by law or the American Stock Exchange listing standards, the Audit Committee may delegate its duties and authority to a subcommittee of fully independent directors.

III.	AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

To fulfill its purpose, the Audit Committee shall perform the following responsibilities and duties.

A.	Review Procedures

The Audit Committee shall:

1.

Review and reassess the adequacy of this Charter at least annually. Submit the Charter, which is approved by the Audit Committee, to the Board for ratification and, if required by SEC regulations, have the Charter published at least every three years. This Charter may be posted on the Company's website as required by any applicable law, regulation or American Stock Exchange listing standards.

2.

Review and discuss with management and the independent auditor the Company's annual audited financial statements prior to filing its Annual Report on Form 10-K. Discuss significant issues regarding accounting principles, practices and judgments, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

3.

Review and discuss with management and the independent auditor, the Company's quarterly financial results and/or the Company's quarterly financial statements prior to the earlier of the release of earnings or the filing of the Quarterly Report on Form 10-Q, the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditor in accordance with SAS 61 (as may be modified or amended). The Audit Committee Chair may represent the entire Audit Committee for purposes of this review.

4.

In consultation with management and the independent auditor, consider the integrity of the Company's financial reporting processes and controls, including (i) internal control over financial reporting and other internal controls and (ii) disclosure controls and procedures. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review the significant reports to management prepared by the independent auditor, together with management's responses, including the status of previous recommendations, and follow up to these reports.

5.

Discuss with management and the independent auditor the adequacy and effectiveness of (i) the Company's internal control over financial reporting, including any significant deficiencies in the design or operation of those controls which could adversely affect the Company's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls, and (ii) other internal controls. Discuss with the independent auditor how the Company's financial systems and internal controls compare with industry practices.

6.

Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, and the performance and independence of the Company's independent auditor.

7.

Review the independent auditor's report required by Section 204 of Sarbanes-Oxley Act of 2002, describing (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within GAAP that have been discussed with management, (iii) ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iv) other material written communications between the auditor and management, such as any management letter or schedule of unadjusted differences.

8.

Review quarterly with the Company's chief executive officer and chief financial officer (i) any significant deficiencies in the design or operation of internal controls over financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial data, (ii) any material weakness in the Company's internal controls over financial reporting, and (iii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

9.

Review annually with management and the independent auditor (i) the report contained in the Company's annual report on Form 10-K regarding management's assessment of the effectiveness of the Company's internal controls over financial reporting, and (ii) the attestation and report of the independent auditor regarding management's assessment of internal controls over financial reporting.

10.

Review earnings press releases in advance of the release thereof (paying particular attention to any use of pro forma information and non-GAAP information). Discuss financial information and earnings guidance provided to analysts and rating agencies which may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

11.

Discuss policies regarding risk assessment and risk management. While it is the job of Company management to assess and manage the Company's exposure to risk, the Audit Committee will discuss guidelines and policies that govern the process. This discussion may include the Company's financial risk exposures and the steps management has taken to monitor and control exposures. The Audit Committee is not required to be the body responsible for risk assessment and management.

12.

While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor, the Audit Committee will review: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, (ii) significant deficiencies or material weaknesses in and major issues as to the adequacy of the Company's internal controls over financial reporting disclosed to the Audit Committee and any remedial measures to be taken to cure those deficiencies or weaknesses, (iii) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and the treatment preferred by the independent auditor, and (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

13.

Conduct an annual performance self-evaluation of the Audit Committee. The Audit Committee shall report its conclusions regarding this evaluation to the Board. The Audit Committee's report to the Board should generally include an assessment of its compliance with this Charter as well as an identification of areas in which the Audit Committee could improve its performance and this Charter could be improved.

B.	Independent Auditor
1.

The independent auditor is ultimately accountable to and shall report directly to the Audit Committee, as the representative of the Company's stockholders. The Audit Committee has the sole authority and direct responsibility to select, hire, evaluate and, where appropriate, replace the independent auditor or to nominate the independent auditor to be proposed for stockholder approval in any proxy statement. The Audit Committee annually shall review the independence, qualifications and performance of the auditors, including the review and evaluation of the lead partner of the independent auditor, and shall oversee the work of the independent auditor for the purpose of preparing or issuing an audit report on the Company's financial statements or related work, or performing other audit, review or attest services for the Company. In making its evaluation, the Audit Committee shall take into account the opinions of management.

2.

The Audit Committee has the authority to, and shall, approve (i) the fees and other compensation to be paid to the independent auditor, (ii) the funding for the independent auditors (including fees for the purpose of preparing or issuing an audit report or performing other audit, approved non-audit, review and attestation services for the Company), and (iii) the funding of payment for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

3.

The Audit Committee shall require the independent auditor to submit on a periodic basis (but at least annually) to the Audit Committee a formal written statement in accordance with Independence Standards Board ("ISB") Statement No. 1 (as may be modified or amended) and such other requirements as may be established by the Public Company Accounting Oversight Board ("PCAOB") delineating all relationships between them and the Company and to actively engage in a dialogue with the independent auditor with respect to any relationships or services disclosed in the statement that may impact the independent auditor's objectivity and independence, and take appropriate action in response to the statement of the independent auditor to satisfy itself of the outside auditors' independence and objectivity and otherwise oversee the independence of the independent auditor.

4.

The Audit Committee shall confirm that neither the lead audit partner nor the primary reviewing partner of the independent auditor has performed audit services for the Company for each of the five previous fiscal years.

5.

The Audit Committee shall consider results of the independent accountant's last peer review, litigation status, and disciplinary actions, if any. In this regard, the Audit Committee shall obtain and review at least annually: (i) a report by the independent accountant describing the independent accountant's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, peer review or PCAOB review, of the independent accountant, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent accountant, and any steps taken to deal with any such issues; and (ii) other required reports from the independent accountant.

6.

At least annually, the Audit Committee shall consult with the independent auditor, out of the presence of management, about the adequacy and effectiveness of the internal controls over financial reporting and the fair presentation of the Company's financial statements and their preparation in accordance with GAAP.

7.	The Audit Committee shall resolve disagreements, if any, between management and the independent auditor regarding financial reporting.
8.

The Audit Committee shall review the independent auditor engagement letter and audit plan and discuss the scope and general approach of the audit, including staffing, locations and reliance upon management.

9.

The Audit Committee shall approve in advance any audit services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services (including the fees and terms thereof) to be performed by the independent auditor to determine whether such relationships and services are compatible with the auditor's independence; provided, however, that the following services cannot be provided even with Audit Committee approval, except to the extent permitted by the SEC rules or unless the PCAOB approves an exemption on a case by case basis: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker-dealer,

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investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the PCAOB determines, by regulation is not permissible.

10.

The Audit Committee may pre-approve audit and non-audit services by either (i) designating one or more members of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditor; provided that such member(s) present such pre-approved activity to the full Audit Committee at its next scheduled meeting or (ii) establishing pre-approval policies and procedures; provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies do not delegate the Audit Committee's responsibilities to management.

11.

The Audit Committee shall review and discuss certain matters required to be communicated to the Audit Committee in accordance with AICPA Statement of Auditing Standards 61 (as may be modified or amended) in the case of the annual financial statement and Statement of Auditing Standards 100 (as may be modified or amended) in the case of quarterly financial statements.

12.	The Audit Committee shall consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in financial reporting by:
a.	discussing with management and the independent auditor the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements;
b.	discussing with the independent auditor the clarity and fair presentation of the financial disclosure practices used or proposed by the Company; and
c.

inquiring as to the independent auditor's view about whether management's choices of accounting principles appear reasonable from the perspective of income, assets and liability recognition, and whether those principles are common practices or are minority practices.

13.

The Audit Committee shall periodically discuss with the independent auditor whether all material correcting adjustments identified by the independent auditor in accordance with GAAP and rules of the SEC are reflected in the Company's financial statements.

14.

The Audit Committee shall assure that the independent auditor change the audit partners for the audit in accordance with the rules of the SEC and PCAOB and at least annually consider whether, in order to assure continuing auditor independence, the Company should change the independent auditor.

C.	Legal and Regulatory Compliance

The Audit Committee shall:

1.

On at least an annual basis, review with the Company's outside legal counsel (i) any legal matters that could have a significant impact on the organization's financial statements or reporting, (ii) disclosure controls and procedures and their interface with internal controls over financial reporting, (iii) disclosure policy and practices, (iv) the Company's compliance with applicable laws and regulations and internal controls designed to ensure such compliance, (v) any Code of Business Conduct and Ethics established for directors, officers and employees of the Company, and (vi) inquiries received from regulatory or governmental agencies.

2.

Consult with internal or external counsel if, in the opinion of the Audit Committee, any matter under consideration by the Audit Committee has the potential for any conflict between the interests of the Company and any of its affiliates in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with all applicable laws.

D.	Other Audit Committee Responsibilities

The Audit Committee shall:

1.

Annually prepare a report to stockholders as required by the SEC. The report is to be included in the Company's annual proxy statement or other document, in accordance with SEC rules. The report is to state whether the Audit Committee has:

a.	reviewed and discussed the audited financial statements with management;
b.	discussed with the independent auditor the matters required to be discussed by SAS 61, as amended by SAS 90; and
c.

received certain disclosures from the auditors regarding their independence as required by the ISB No. 1 (as may be modified or amended) and has discussed with the independent auditor the independent auditor's independence.

2.

If, based on the foregoing review and discussions, the Audit Committee recommends to the Board that the audited financial statements be included in the Annual Report filed with the SEC, then a statement to that effect shall be included in the Annual Report to Stockholders or in the Annual Report on Form 10-K.

3.

Review, exercise oversight over and approve all related-party transactions on an ongoing basis, including those required to be disclosed by Item 404 of SEC Regulation S-K. For purposes of this requirement, the term "related person" and "transaction" have the meaning set forth in such Item 404.

4.

Adopt and implement a policy (i) to receive, handle and retain complaints regarding (A) accounting and auditing matters, (B) internal control over financial reporting and (C) disclosure controls and procedures, and (i) to provide for the confidential, anonymous submissions by employees making complaints regarding questionable accounting or auditing matters or other matters referenced in clause (i).

5.

Establish clear policies for hiring current employees or former employees of the independent auditor, including policies to ensure that any such hiring will not cause such independent auditor to no longer be considered independent.

6.

Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and Bylaws, governing law, rules and regulations, and American Stock Exchange listing standards as the Audit Committee or the Board deems necessary or appropriate.

IV.	RELIANCE ON OTHERS

A member of the Committee shall, in the performance of such member's duties, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Audit Committee by any of the Company's officers or employees, or other committees of the Board, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

V.	LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the duties and responsibilities set forth in this Charter, the Audit Committee is not responsible for auditing the Company's financial statements or making determinations that the financial statements (i) are complete and accurate, (ii) are prepared in accordance with GAAP, or (iii) fairly present the Company's financial condition, results of operations and cash flow. These duties are the responsibility of management and the independent auditors. Further, management is responsible for preparing the Company's financial statements and for implementing adequate and effective internal controls over financial reporting and other internal controls as well as disclosure controls and procedures.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

The Audit Committee further recognizes that management, the internal audit staff, and the independent auditors have more time, knowledge and detailed information about the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

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